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                                  EXHIBIT 4.1

Face of certificate

                      [LOGO OF RELIABILITY APPEARS HERE]


Number                                                                   Shares

                           RELIABILITY INCORPORATED
               INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS


This Certificate                                    See Reverse Side For
is Transferable                                 Denial of Preemptive Rights
either in Chicago                                    CUSIP 759903 10 7
Il. or in New York, N.Y.

This Certifies that


is the owner of

     Fully Paid and Non-Assessable Shares without Par Value of the Common Stock of
                           RELIABILITY INCORPORATED
transferable on the books of the corporation by the holder hereof in person or by duly authorized attorney, upon the surrender of this Certificate properly endorsed.
     This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated:
     /s/ Max T. Langley          SEAL              /s/ Everett Hanlon
           Secretary                                     President

[printed on right side, vertically]
Countersigned and Registered:
     Harris Trust & Savings Bank
        Transfer Agent and Registrar
     By:
        Authorized Signature

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Back of Certificate

Denial of Preemptive Rights
No holder of shares of any class of the Corporation shall have any preemptive right to subscribe for or acquire additional shares of the Corporation of the same or any other class, whether such shares are now or hereafter authorized; and no holder of shares of any class of the Corporation shall have any right to acquire any shares which may be held in the treasury of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM--as tenants in common   UNIF GIFT MIN ACT--....Custodian....
TEN ENT--as tenants by the entireties              (Cust)   (Minor)
JT TEN--as joint tenants with right of       under Uniform Gifts to
        suvivorship and not as tenants       Minors Act .........
        in common                                       (State)

     Additional abbreviations may also be used though not on the above list.

     For Value Received, ____ hereby sell, assign and transfer unto Please insert social security or other identifying number of assignee
________________________
/                      /
/______________________/

___________________________________________________________________
(Please print or type name and address, including zip code of assignee)

_________________________________________________________________

___________________________________________________________________

_________________________________________________________________

_________________________________________________________________

____________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________
                                             __________________________
                                                 NOTICE: The signature to this
assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

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